UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-7171

Name of Fund: Merrill Lynch Global SmallCap Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
      Global SmallCap Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 06/30/04

Date of reporting period: 07/01/03 - 06/30/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                Merrill Lynch
                                Global SmallCap Fund, Inc.

Annual Report
June 30, 2004

[LOGO] Merrill Lynch Investment Managers

A Letter From the President

[PHOTO]

Dear Shareholder

Equity markets largely posted positive results for the most recent reporting periods. The U.S. stock market, as measured by the Standard & Poor's 500 Index, had respective returns of +3.44% and +19.11% for the six-month and 12-month periods ended June 30, 2004. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index, which measures the performance of equity markets in 21 developed nations (excluding the United States and Canada), returned +4.56% and +32.37% for the six-month and 12-month periods, respectively. Emerging markets, as represented by the MSCI Emerging Markets Index, returned -.97% and +33.14% for the same periods.

In many cases, market returns were supported by improving economies in important areas around the globe. In particular, low interest rates and tax cuts in the United States opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. Evidencing the strength of the U.S. economy, the Federal Reserve Board moved to "normalize" interest rates with a 25 basis point (.25%) increase on June 30. Since the United States represents 32% of global gross domestic product, the acceleration of its economy has provided encouragement to other areas of the world.

Elsewhere, China has recorded a remarkable rate of economic expansion, which has helped fuel growth in the economies of its trading partners. Given efforts to preempt inflation, China's growth is expected to ease somewhat in 2004, but still expand at a rate of 7% - 8%. Japan, in the meantime, has begun to emerge from 13 years of sluggish growth. In Europe, the European Union welcomed 10 new member nations in May, and the enhanced integration may create further economic opportunities.

At June month-end, we also witnessed the transfer of power in Iraq. Although the market reaction to this pivotal event is yet to unfold, we can be sure that global markets will always fluctuate. Still, many of the world's economies are much stronger today than they were just one year ago. With this in mind, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, you should consult with your financial advisor, who can help you assess the market and economic environment and then develop a strategy most suitable for your circumstances and financial goals.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Terry K. Glenn

                                        Terry K. Glenn
                                        President and Director


2        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2004

We are pleased to present to you the management team of

Merrill Lynch Global SmallCap Fund, Inc.

[PHOTO]

[PHOTO]
Ken Chiang
Senior Portfolio Manager

Senior Portfolio Manager Ken Chiang originally joined Merrill Lynch Investment Managers in 1991, and left the firm in 1997. He rejoined the firm in 1998 and has headed the Merrill Lynch Global SmallCap Fund team since. Mr. Chiang earned a bachelor's degree from Stanford University and an MBA from The Wharton School of the University of Pennsylvania. He is a CFA(R) charterholder. In addition to Mr. Chiang, the investment team includes Analysts Murali Balaraman, John Coyle and Ben Falcone. Mr. Balaraman earned an undergraduate degree from Delhi University and an MBA from the Indian Institute of Management. He is a CFA charterholder. Mr. Coyle earned an undergraduate degree from LaSalle College and an MBA from Pace University. He is a CFA charterholder. Mr. Falcone holds a bachelor's degree from The College of Wooster and is a CFA charterholder. Together, the team has more than 43 years of investment experience.

================================================================================
Table of Contents
--------------------------------------------------------------------------------
A Letter From the President ..............................................     2
A Discussion With Your Fund's Portfolio Manager ..........................     4
Performance Data .........................................................     6
Schedule of Investments ..................................................    10
Financial Statements .....................................................    17
Financial Highlights .....................................................    20
Notes to Financial Statements ............................................    25
Report of Independent Registered Public Accounting Firm ..................    31
Important Tax Information ................................................    31
Portfolio Information ....................................................    32
Officers & Directors .....................................................    33

CFA(R) and Chartered Financial Analyst(R) are trademarks owned by the Association for Investment Management and Research.


         MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2004         3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund provided strong absolute returns for the year, as we continued to focus on quality small cap companies with the potential, in our view, to emerge as tomorrow's industry leaders.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended June 30, 2004, Merrill Lynch Global SmallCap Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +24.60%, +23.55%, +23.57%, +24.92% and +24.42%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 9 of this report to shareholders.) For the same period, the Fund's benchmarks, the Morgan Stanley Capital International (MSCI) World Index, returned +24.00% and the MSCI World Small Cap Index returned +42.20%. The Lipper Global Small/Mid-Cap Core category had an average return of +32.58% for the same 12-month period. (Funds in this Lipper category invest at least 75% of their equity assets in companies inside and outside the United States with market capitalizations, on a three-year weighted basis, less than 400% of the 75th market capitalization percentile of the S&P/Citigroup World Broad Market Index.)

The Fund's strong absolute performance was due to continued strength in the small cap universe. In particular, micro cap, low-quality companies in the index and in the Japanese market performed especially well. The Fund performed in line with the broader-based MSCI World Index, but underperformed the MSCI Small Cap Index and the Lipper group largely because of our emphasis on quality companies and the conservative stance we maintained with regard to technology and industrial companies. Stocks in the technology and industrials sectors experienced a strong rally, and we felt valuations already were reflecting the benefits of an economic recovery. With that view in mind, we remained underweight in these sectors.

Fund results were achieved in an environment generally characterized by rising global equity markets. The reporting period began in July 2003, just months after the end of heavy daily combat in Iraq and the easing of SARS (severe acute respiratory syndrome) fears in Asia. This proved to be a significant positive catalyst to global equity markets, which previously had been held back by related investor caution and negative sentiment. Equity markets initially exhibited an overriding tone of strength supported by improving economic data and attractive stock valuations.

Although the performance of the Eurozone economy lagged that of the United States and the United Kingdom, the European Central Bank initiated more active steps aimed at stimulating economic growth. Meanwhile, Japan began to enjoy its most robust economic growth in several years, with it and other Asian economies benefiting from the synchronized global recovery and stronger export markets. Equity markets were broadly buoyed by increasingly tangible prospects of a global economic recovery. These market gains were primarily achieved in the first eight months of the Fund's fiscal year. During this time, the U.S. dollar continued to weaken against the euro, U.S. bond yields declined as inflation stayed low, and investors patiently awaited evidence of meaningful U.S. employment growth.

The final four months of the period were marked by increased volatility in equity, bond and currency markets, with a reversal in many of the earlier trends. These changes reflected investor reaction to the Madrid terrorist attacks in March, strong U.S. employment data beginning in April, and increased expectations that the Federal Reserve Board (Fed) would soon begin raising interest rates. In fact, the Fed did raise interest rates 25 basis points (.25%) on June 30, bringing the Federal Funds target rate to 1.25% -- still low by historical standards.

Although the bond market seemed to be skittish about an interest rate rise, the equity markets proved to be more resilient and posted positive returns for the fiscal period. The small cap equity markets enjoyed even stronger returns than the broader market, reflecting an abundance of fund inflows into the smallest of small cap names. This also pointed to an increased risk appetite on the part of investors as the economy recovered, as well as some negative sentiment surrounding larger cap names. In addition, the valuation discount of small cap stocks compared to larger cap equities continued to narrow relative to more typical levels, as interest rates remained at historic lows and small cap stocks continued to outperform.


4        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2004

What changes were made to the portfolio during the period?

In terms of geographic allocation, the Fund maintained an overweight position relative to the benchmark in Asia, where we found compelling investment opportunities given growth prospects and respective valuations. We also continued to overweight emerging markets, particularly in Asia. In addition, we took advantage of relatively attractive opportunities in Europe. Broadly speaking, we were overweight in international markets and underweight in the U.S. market, where stock valuations were not as appealing on a relative basis.

From a sector perspective, we reduced our overweight positions in the utilities and consumer discretionary sectors to underweight. We maintained our underweight positions in technology, financials and industrials, and remained overweight in energy, health care and materials. For the most part, this reflected our view that the early-cycle sectors (that is, those sectors that would perform best in the early stages of economic revitalization) had largely discounted an economic recovery and would underperform when interest rates started to rise.

How would you characterize the Fund's position at the close of the period?

We continue to find interesting investment opportunities on a stock-specific basis. However, we are cautious given the prospect for a peak in earnings, higher valuations and multi-year small cap outperformance against the backdrop of a more drained U.S. consumer and modestly higher interest rates.

Having said that, we are very positive on the opportunities in Europe and Asia. We are seeing favorable conditions in Europe, where the population has grown to 400 million and 10 new member countries were recently added to the European Union. In Asia, the unabated growth in China and the economic recovery in Japan should prove ideal for smaller companies in the region. Demand for basic materials should continue to grow faster than supply, given the excessive monetary stimulus by the world's major central banks and the continued infrastructure needs from major emerging markets, such as India and China. We are more cautious about prospects in the United States, where valuations are less compelling and the small cap economic cycle may have peaked as consumers may finally begin to guard their pockets. Nevertheless, the innovation of American companies continues to provide opportunity in new-era investments in biotechnology, retail specialty formats, and technology.

For investors with a long-term focus, we believe there are still many opportunities among small cap companies globally. In U.S.-dollar terms, small cap stocks have continued to outperform large cap stocks in several major markets. We believe that our emphasis on a diversified portfolio of higher-quality small cap companies will continue to prosper, as many of our investments have the potential to emerge as tomorrow's industry leaders thanks to superior innovation and technology.

Kenneth L. Chiang
Vice President and Senior Portfolio Manager

July 12, 2004


         MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2004         5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors, as detailed in the Fund's prospectus.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund is subject to a 2% redemption fee for sales or exchanges of shares made within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                     6-Month         12-Month      Since Inception
As of June 30, 2004                                Total Return    Total Return      Total Return
====================================================================================================
ML Global SmallCap Fund, Inc. Class A Shares*         +0.00%          +24.60%         +161.84%
----------------------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class B Shares*         -0.40           +23.55          +142.11
----------------------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class C Shares*         -0.40           +23.57          +146.90
----------------------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class I Shares*         +0.14           +24.92          +173.30
----------------------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class R Shares*         -0.10           +24.42          + 51.67
----------------------------------------------------------------------------------------------------
MSCI World Index**                                    +3.52           +24.00    +89.78/+89.59/+42.67
----------------------------------------------------------------------------------------------------
MSCI World Small Cap Index***                         +9.50           +42.20          + 75.62
----------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's since inception periods are from 8/05/94 for Class A & Class B Shares, from 10/21/94 for Class C & Class I Shares and from 2/04/03 for Class R Shares.
** This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States. Since inception total returns are from 8/05/94, 10/21/94 and from 2/04/03.
*** This unmanaged broad-based Index is comprised of small cap companies from 23 developed markets. Total return data is not available for the Index prior to 1999; therefore since inception total returns relative to the Fund are not available, except for the period since 2/04/03.


6        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2004

Total Return Based on a $10,000 Investment--Class A & Class B Shares

A line graph depicting the growth of an investment in the Fund's Class A & Class B Shares compared to growth of an investment in the MSCI World Index and the MSCI World Small Cap Index. Values are from August 5, 1994** through June 2004:

                                    8/05/94**        6/95              6/96             6/97              6/98             6/99
ML Global SmallCap
Fund, Inc.+--
Class A Shares*                     $ 9,475          $ 8,447           $10,432          $11,191           $10,359          $11,697

ML Global SmallCap
Fund, Inc.+--
Class B Shares*                     $10,000          $ 8,845           $10,842          $11,543           $10,602          $11,876

                                    6/00             6/01              6/02             6/03              6/04
ML Global SmallCap
Fund, Inc.+--
Class A Shares*                     $22,139          $21,303           $19,602          $19,912           $24,810

ML Global SmallCap
Fund, Inc.+--
Class B Shares*                     $22,300          $21,293           $19,440          $19,596           $24,211

                                    8/31/94          6/95              6/96             6/97              6/98             6/99
MSCI World Index++                  $10,000          $10,548           $12,493          $15,275           $17,876          $20,677

MSCI World Small Cap
Index+++                            $10,000          $ 9,703           $11,209          $11,911           $11,508          $11,669

                                    6/00             6/01              6/02             6/03              6/04
MSCI World Index++                  $23,198          $18,490           $15,677          $15,304           $18,978

MSCI World Small Cap
Index+++                            $13,784          $13,083           $12,039          $12,229           $17,390

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ Merrill Lynch Global SmallCap Fund, Inc. invests in a diversified portfolio of equity securities of issuers with relatively small market capitalizations located in various foreign countries and the United States.
++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.
+++ This unmanaged broad-based Index is comprised of small cap companies from 23 developed markets. The start date for the Index in the Class A and Class B Shares' graph is from 8/31/94. Total return data for the Index is not available before 1999. Prior to 1999, returns shown are based on price return information available (that is, returns without the effect of reinvestment of distributions).

Average Annual Total Return

                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 6/30/04                              +24.60%          +18.06%
--------------------------------------------------------------------------------
Five Years Ended 6/30/04                            +16.23           +14.98
--------------------------------------------------------------------------------
Inception (8/05/94)
through 6/30/04                                     +10.21           + 9.61
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                    Return          Return
                                                 Without CDSC     With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 6/30/04                              +23.55%         +19.55%
--------------------------------------------------------------------------------
Five Years Ended 6/30/04                            +15.31          +15.08
--------------------------------------------------------------------------------
Inception (8/05/94)
through 6/30/04                                     + 9.34          + 9.34
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.


         MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2004         7

[LOGO] Merrill Lynch Investment Managers

Total Return Based on a $10,000 Investment--Class C & Class I Shares

A line graph depicting the growth of an investment in the Fund's Class C & Class I Shares compared to growth of an investment in the MSCI World Index and the MSCI World Small Cap Index. Values are from October 21, 1994** through June 2004:

                                    10/21/94**       6/95              6/96             6/97              6/98             6/99
ML Global SmallCap
Fund, Inc.+--
Class C Shares*                     $10,000          $ 9,025           $11,062          $11,768           $10,804          $12,109

ML Global SmallCap
Fund, Inc.+--
Class I Shares*                     $ 9,475          $ 8,611           $10,667          $11,471           $10,651          $12,061

                                    6/00             6/01              6/02             6/03              6/04
ML Global SmallCap
Fund, Inc.+--
Class C Shares*                     $22,737          $21,711           $19,819          $19,981           $24,690

ML Global SmallCap
Fund, Inc.+--
Class I Shares*                     $22,877          $22,065           $20,360          $20,729           $25,895

                                    10/31/94         6/95              6/96             6/97              6/98             6/99
MSCI World Index++                  $10,000          $10,537           $12,481          $15,260           $17,859          $20,657

MSCI World Small Cap
Index+++                            $10,000          $ 9,880           $11,413          $12,128           $11,718          $11,882

                                    6/00             6/01              6/02             6/03              6/04
MSCI World Index++                  $23,176          $18,472           $15,661          $15,289           $18,959

MSCI World Small Cap
Index+++                            $14,035          $13,322           $12,259          $12,453           $17,708

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ Merrill Lynch Global SmallCap Fund, Inc. invests in a diversified portfolio of equity securities of issuers with relatively small market capitalizations located in various foreign countries and the United States.
++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.
+++ This unmanaged broad-based Index is comprised of small cap companies from 23 developed markets. The start date for the Index in the Class C and Class I Shares' graph is from 10/31/94. Total return data for the Index is not available before 1999. Prior to 1999, returns shown are based on price return information available (that is, returns without the effect of reinvestment of distributions).

Average Annual Total Return

                                                     Return           Return
                                                  Without CDSC     With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 6/30/04                               +23.57%         +22.57%
--------------------------------------------------------------------------------
Five Years Ended 6/30/04                             +15.31          +15.31
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/04                                      + 9.78          + 9.78
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 6/30/04                               +24.92%         +18.37%
--------------------------------------------------------------------------------
Five Years Ended 6/30/04                             +16.51          +15.26
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/04                                      +10.93          +10.32
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


8        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2004

Performance Data (concluded)

Total Return Based on a $10,000 Investment--Class R Shares

A line graph depicting the growth of an investment in the Fund's Class R Shares compared to growth of an investment in the MSCI World Index and the MSCI World Small Cap Index. Values are from February 4, 2003** through June 2004:

                                    2/04/03**        6/03              6/04
ML Global SmallCap
Fund, Inc.+--
Class R Shares*                     $10,000          $12,190           $15,167

                                    2/04/03          6/03              6/04
MSCI World Index++                  $10,000          $11,505           $14,267

MSCI World Small Cap
Index+++                            $10,000          $12,350           $17,562

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ Merrill Lynch Global SmallCap Fund, Inc. invests in a diversified portfolio of equity securities of issuers with relatively small market capitalizations located in various foreign countries and the United States.
++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.
+++ This unmanaged broad-based Index is comprised of small cap companies from 23 developed markets.

Average Annual Total Return

================================================================================
Class R Shares                                                           Return
================================================================================
One Year Ended 6/30/04                                                  +24.42%
--------------------------------------------------------------------------------
Inception (2/04/03)
through 6/30/04                                                         +34.65
--------------------------------------------------------------------------------


         MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2004         9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments

                                                                                                             Value        Percent of
Europe       Industry*                          Shares Held     Common Stocks                          (in U.S. dollars)  Net Assets
====================================================================================================================================
Denmark      Commercial Services & Supplies         124,600     Group 4 Falck A/S                        $   3,202,062       0.4%
             -----------------------------------------------------------------------------------------------------------------------
             Electrical Equipment                   525,766    +Vestas Wind Systems A/S                      7,723,943       0.9
             -----------------------------------------------------------------------------------------------------------------------
             Health Care Equipment & Supplies       251,800     GN Store Nord A/S                            2,225,674       0.2
             -----------------------------------------------------------------------------------------------------------------------
             Insurance                               56,700    +Topdanmark A/S                               3,350,444       0.4
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Denmark              16,502,123       1.9
====================================================================================================================================
Finland      Insurance                              292,800     Pohjola Group PLC 'D'                        3,013,749       0.3
             -----------------------------------------------------------------------------------------------------------------------
             Metals & Mining                        204,200     Outokumpu Oyj                                3,266,985       0.4
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Finland               6,280,734       0.7
====================================================================================================================================
France       Automobiles                             47,241     Trigano                                      2,528,934       0.3
             -----------------------------------------------------------------------------------------------------------------------
             Insurance                            1,445,000    +Scor                                         2,250,316       0.3
             -----------------------------------------------------------------------------------------------------------------------
             Leisure Equipment & Products            62,900     Rodriguez Group                              3,290,674       0.4
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in France                8,069,924       1.0
====================================================================================================================================
Germany      Chemicals                              153,800     K+S AG                                       5,222,541       0.6
             -----------------------------------------------------------------------------------------------------------------------
             Distributors                           101,400     Medion AG                                    4,088,426       0.5
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Germany               9,310,967       1.1
====================================================================================================================================
Greece       Communications Equipment               459,800     Intracom SA                                  1,980,332       0.2
             -----------------------------------------------------------------------------------------------------------------------
             Construction Materials                 210,800     Titan Cement Company                         4,975,515       0.6
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Greece                6,955,847       0.8
====================================================================================================================================
Ireland      Airlines                               193,000    +Ryanair Holdings PLC (ADR) (a)               6,326,540       0.8
             -----------------------------------------------------------------------------------------------------------------------
             Food & Staples Retailing             1,907,300     Fyffes PLC                                   4,037,699       0.5
             -----------------------------------------------------------------------------------------------------------------------
             Industrial Conglomerates               108,200     DCC PLC                                      1,968,041       0.2
             -----------------------------------------------------------------------------------------------------------------------
             Pharmaceuticals                        185,300    +Elan Corporation PLC (ADR) (a)               4,584,322       0.5
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Ireland              16,916,602       2.0
====================================================================================================================================
Italy        Building Products                      281,900     Permasteelisa SpA                            4,849,648       0.6
             -----------------------------------------------------------------------------------------------------------------------
             Insurance                              496,100     Milano Assicurazioni SpA                     1,959,825       0.2
             -----------------------------------------------------------------------------------------------------------------------
             Media                                   36,000     Mondo TV SpA                                 1,298,214       0.2
             -----------------------------------------------------------------------------------------------------------------------
             Textiles, Apparel & Luxury Goods       517,800     Benetton Group SpA                           5,921,825       0.7
                                                    679,700     Marzotto SpA                                 8,668,991       1.0
                                                                                                         ---------------------------
                                                                                                            14,590,816       1.7
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Italy                22,698,503       2.7
====================================================================================================================================
Netherlands  Commercial Services & Supplies         771,872    +Tele Atlas BV                                5,277,732       0.6
             -----------------------------------------------------------------------------------------------------------------------
             Food Products                          175,400     CSM NV                                       4,146,370       0.5
                                                    483,600     Koninklijke Wessanen NV                      6,954,557       0.8
                                                                                                         ---------------------------
                                                                                                            11,100,927       1.3
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in the Netherlands      16,378,659       1.9
====================================================================================================================================
Norway       Energy Equipment & Service              91,400     Prosafe ASA                                  2,070,230       0.2
             -----------------------------------------------------------------------------------------------------------------------
             Thrifts & Mortgage Finance              14,800     Bolig-og Naeringsbanken ASA (BNbank)           538,065       0.1
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Norway                2,608,295       0.3
====================================================================================================================================
Spain        Commercial Services & Supplies         190,900     Prosegur, CIA de Seguridad SA
                                                                (Registered)                                 2,933,425       0.4
             -----------------------------------------------------------------------------------------------------------------------
             Construction & Engineering              68,100     Grupo Ferrovial, SA                          2,835,259       0.3
             -----------------------------------------------------------------------------------------------------------------------
             IT Services                            268,350     Indra Sistemas, SA                           3,421,595       0.4
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Spain                 9,190,279       1.1
             =======================================================================================================================


10       MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2004

Europe                                                                                                       Value        Percent of
(concluded)  Industry*                          Shares Held     Common Stocks                          (in U.S. dollars)  Net Assets
====================================================================================================================================
Sweden       Health Care Equipment & Supplies        26,900     Nobel Biocare Holding AG                 $   4,220,896       0.5%
             -----------------------------------------------------------------------------------------------------------------------
             Health Care Providers & Services       515,900     Gambro AB 'B'                                4,965,219       0.6
             -----------------------------------------------------------------------------------------------------------------------
             Paper & Forest Products                203,500     Billerud AB                                  3,322,802       0.4
                                                  3,487,500     Rottneros AB                                 4,606,512       0.5
                                                                                                         ---------------------------
                                                                                                             7,929,314       0.9
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Sweden               17,115,429       2.0
====================================================================================================================================
Switzerland  Health Care Equipment & Supplies       139,460     Phonak Holding AG (Registered)               4,337,246       0.5
             -----------------------------------------------------------------------------------------------------------------------
             Insurance                               43,358    +Swiss Life Holding                           6,049,833       0.7
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Switzerland          10,387,079       1.2
====================================================================================================================================
United       Biotechnology                          820,000     Ark Therapeutics Group PLC                   1,464,764       0.2
Kingdom      -----------------------------------------------------------------------------------------------------------------------
             Commercial Services & Supplies         606,400     Capita Group PLC                             3,502,564       0.4
             -----------------------------------------------------------------------------------------------------------------------
             Construction & Engineering             420,400     AMEC PLC                                     2,081,339       0.2
             -----------------------------------------------------------------------------------------------------------------------
             Containers & Packaging               1,327,000     DS Smith PLC                                 3,898,553       0.5
             -----------------------------------------------------------------------------------------------------------------------
             Distributors                           618,700     Brammer PLC                                  1,542,767       0.2
             -----------------------------------------------------------------------------------------------------------------------
             Electronic Equipment & Instruments     890,200     Electrocomponents PLC                        5,763,328       0.7
             -----------------------------------------------------------------------------------------------------------------------
             Health Care Providers & Services       281,900     iSOFT Group PLC                              2,213,607       0.3
             -----------------------------------------------------------------------------------------------------------------------
             Insurance                            1,332,100    +Alea Group Holdings (Bermuda) Ltd.           5,507,940       0.6
                                                  2,197,061     Brit Insurance Holdings PLC                  3,307,027       0.4
                                                    247,400     Britannic Group PLC                          1,656,677       0.2
                                                    863,986     St. James's Place Capital PLC                2,914,319       0.3
                                                    995,200     Wellington Underwriting PLC                  1,628,827       0.2
                                                                                                         ---------------------------
                                                                                                            15,014,790       1.7
             -----------------------------------------------------------------------------------------------------------------------
             Media                                  268,900     Capital Radio PLC                            2,145,660       0.3
             -----------------------------------------------------------------------------------------------------------------------
             Multi-Utilities & Unregulated Power  2,982,400    +International Power PLC                      7,599,057       0.9
             -----------------------------------------------------------------------------------------------------------------------
             Oil & Gas                              146,900    +Cairn Energy PLC                             3,756,284       0.4
             -----------------------------------------------------------------------------------------------------------------------
             Specialty Retail                     6,500,700     GAME GROUP PLC                               6,248,179       0.7
                                                    803,000     HMV Group PLC                                3,524,101       0.4
                                                                                                         ---------------------------
                                                                                                             9,772,280       1.1
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in the
                                                                United Kingdom                              58,754,993       6.9
             =======================================================================================================================
                                                                Total Common Stocks in Europe              201,169,434      23.6
====================================================================================================================================
Latin America
====================================================================================================================================
Brazil       Transportation Infrastructure          600,100     Companhia de Concessoes Rodoviarias          6,876,832       0.8
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Brazil                6,876,832       0.8
====================================================================================================================================
Venezuela    Diversified Telecommunication          476,400     Compania Anonima Nacional Telefonos de
             Services                                           Venezuela (CANTV) (ADR) (a)                  9,599,460       1.1
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Venezuela             9,599,460       1.1
             =======================================================================================================================
                                                                Total Common Stocks in Latin America        16,476,292       1.9
====================================================================================================================================
Middle East
====================================================================================================================================
Israel       Electronic Equipment & Instruments      39,800    +Lipman Electronic Engineering Ltd.           2,053,680       0.3
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in the Middle East       2,053,680       0.3
             =======================================================================================================================


         MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2004        11

[LOGO] Merrill Lynch Investment Managers

North                                                                                                        Value        Percent of
America      Industry*                          Shares Held     Common Stocks                          (in U.S. dollars)  Net Assets
====================================================================================================================================
Canada       Biotechnology                          306,300    +DiagnoCure Inc.                          $   1,110,288       0.2%
             -----------------------------------------------------------------------------------------------------------------------
             Chemicals                              444,400     Methanex Corporation                         5,866,776       0.7
             -----------------------------------------------------------------------------------------------------------------------
             Insurance                               76,000     Industrial Alliance Life Insurance
                                                                Company                                      2,579,154       0.3
                                                    115,500     Northbridge Financial Corporation            1,981,354       0.2
                                                                                                         ---------------------------
                                                                                                             4,560,508       0.5
             -----------------------------------------------------------------------------------------------------------------------
             Metals & Mining                         99,900     Cameco Corporation                           5,815,547       0.7
                                                    258,600    +Glamis Gold Ltd.                             4,522,968       0.5
                                                                                                         ---------------------------
                                                                                                            10,338,515       1.2
             -----------------------------------------------------------------------------------------------------------------------
             Software                               148,800    +Cognos, Inc.                                 5,380,608       0.6
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Canada               27,256,695       3.2
====================================================================================================================================
United       Aerospace & Defense                    168,500    +SI International Inc.                        3,435,715       0.4
States       -----------------------------------------------------------------------------------------------------------------------
             Airlines                               347,900    +Continental Airlines, Inc. (Class B)         3,955,623       0.5
                                                    387,700    +Northwest Airlines Corporation               4,311,224       0.5
                                                                                                         ---------------------------
                                                                                                             8,266,847       1.0
             -----------------------------------------------------------------------------------------------------------------------
             Auto Components                        102,700     Lear Corporation                             6,058,273       0.7
             -----------------------------------------------------------------------------------------------------------------------
             Biotechnology                          514,200    +deCODE GENETICS, INC.                        4,370,700       0.5
                                                    115,600    +Gen-Probe Incorporated                       5,470,192       0.7
                                                     74,900    +OSI Pharmaceuticals, Inc.                    5,275,956       0.6
                                                                                                         ---------------------------
                                                                                                            15,116,848       1.8
             -----------------------------------------------------------------------------------------------------------------------
             Chemicals                              149,100     Cytec Industries Inc.                        6,776,595       0.8
                                                    175,000     Georgia Gulf Corporation                     6,275,500       0.7
                                                    179,100     Great Lakes Chemical Corporation             4,846,446       0.6
                                                                                                         ---------------------------
                                                                                                            17,898,541       2.1
             -----------------------------------------------------------------------------------------------------------------------
             Commercial Banks                       113,100     East West Bancorp, Inc.                      3,472,170       0.4
             -----------------------------------------------------------------------------------------------------------------------
             Commercial Services & Supplies         103,800     R.R. Donnelley & Sons Company                3,427,476       0.4
             -----------------------------------------------------------------------------------------------------------------------
             Communications Equipment               231,300    +Anaren Microwave, Inc.                       3,779,442       0.4
                                                    445,000    +Brocade Communications Systems, Inc.         2,661,100       0.3
                                                    202,700    +Comverse Technology, Inc.                    4,041,838       0.5
                                                    120,700    +Emulex Corporation                           1,727,217       0.2
                                                    145,400    +F5 Networks, Inc.                            3,850,192       0.5
                                                    362,600    +Foundry Networks, Inc.                       5,101,782       0.6
                                                                                                         ---------------------------
                                                                                                            21,161,571       2.5
             -----------------------------------------------------------------------------------------------------------------------
             Computers & Peripherals                 84,700    +Avid Technology, Inc.                        4,622,079       0.5
             -----------------------------------------------------------------------------------------------------------------------
             Consumer Finance                       556,400    +Metris Companies Inc.                        4,835,116       0.6
             -----------------------------------------------------------------------------------------------------------------------
             Containers & Packaging                 429,300    +Owens-Illinois, Inc.                         7,195,068       0.8
             -----------------------------------------------------------------------------------------------------------------------
             Electronic Equipment & Instruments     126,900    +Photon Dynamics, Inc.                        4,450,383       0.5
                                                    502,300    +Sanmina--SCI Corporation                     4,570,930       0.6
                                                                                                         ---------------------------
                                                                                                             9,021,313       1.1
             -----------------------------------------------------------------------------------------------------------------------
             Energy Equipment & Service             154,000    +Cal Dive International, Inc.                 4,669,280       0.6
                                                    271,100    +Maverick Tube Corporation                    7,119,086       0.8
                                                    128,800    +Oceaneering International, Inc.              4,411,400       0.5
                                                                                                         ---------------------------
                                                                                                            16,199,766       1.9
             -----------------------------------------------------------------------------------------------------------------------
             Food & Staples Retailing               346,100    +Wild Oats Markets, Inc.                      4,869,627       0.6
             -----------------------------------------------------------------------------------------------------------------------
             Food Products                          240,600    +John B. Sanfilippo & Son, Inc.               6,428,832       0.8
             -----------------------------------------------------------------------------------------------------------------------
             Health Care Equipment & Supplies        47,200    +Biosite Diagnostics Incorporated             2,120,224       0.2
                                                    107,000     Cooper Companies, Inc.                       6,759,190       0.8
                                                    240,100    +Cytyc Corporation                            6,091,337       0.7
                                                    235,300    +Digirad Corporation                          2,341,235       0.3
                                                    114,150    +Respironics, Inc.                            6,706,313       0.8
                                                                                                         ---------------------------
                                                                                                            24,018,299       2.8
             -----------------------------------------------------------------------------------------------------------------------


12       MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2004

North
America                                                                                                      Value        Percent of
(continued)  Industry*                          Shares Held     Common Stocks                          (in U.S. dollars)  Net Assets
====================================================================================================================================
United       Health Care Providers & Services       165,500    +Andrx Group                              $   4,622,415       0.6%
States                                              483,300    +CryoLife, Inc.                               2,546,991       0.3
(continued)                                         189,200    +LifePoint Hospitals, Inc.                    7,042,024       0.8
                                                     23,500     Wellcare Group Inc.                            399,500       0.0
                                                                                                         ---------------------------
                                                                                                            14,610,930       1.7
             -----------------------------------------------------------------------------------------------------------------------
             Hotels, Restaurants & Leisure          306,400    +Red Robin Gourmet Burgers                    8,386,168       1.0
             -----------------------------------------------------------------------------------------------------------------------
             Household Durables                     406,200    +Applica Incorporated                         3,615,180       0.4
             -----------------------------------------------------------------------------------------------------------------------
             Industrial Conglomerates                44,300     Carlisle Companies Incorporated              2,757,675       0.3
             -----------------------------------------------------------------------------------------------------------------------
             Insurance                               40,200     Everest Re Group, Ltd.                       3,230,472       0.4
                                                     55,000     RenaissanceRe Holdings Ltd.                  2,967,250       0.3
                                                                                                         ---------------------------
                                                                                                             6,197,722       0.7
             -----------------------------------------------------------------------------------------------------------------------
             Internet & Catalog Retail               76,200    +Cabela's Incorporated (Class A)              2,053,590       0.2
             -----------------------------------------------------------------------------------------------------------------------
             Machinery                              168,600     Cummins Inc.                                10,537,500       1.2
                                                    388,500    +Flowserve Corporation                        9,689,190       1.1
                                                    338,800    +Terex Corporation                           11,563,244       1.4
                                                                                                         ---------------------------
                                                                                                            31,789,934       3.7
             -----------------------------------------------------------------------------------------------------------------------
             Metals & Mining                        170,500     Arch Coal, Inc.                              6,238,595       0.7
             -----------------------------------------------------------------------------------------------------------------------
             Multi-Utilities & Unregulated Power    118,800    +Calpine Corporation                            513,216       0.1
             -----------------------------------------------------------------------------------------------------------------------
             Oil & Gas                              134,300    +Evergreen Resources, Inc.                    5,425,720       0.6
                                                     50,600    +The Houston Exploration Company              2,623,104       0.3
                                                    149,700    +Newfield Exploration Company                 8,344,278       1.0
                                                    101,900    +Stone Energy Corporation                     4,654,792       0.6
                                                    200,000    +Tesoro Petroleum Corporation                 5,520,000       0.6
                                                    261,800     The Williams Companies, Inc.                 3,115,420       0.4
                                                                                                         ---------------------------
                                                                                                            29,683,314       3.5
             -----------------------------------------------------------------------------------------------------------------------
             Real Estate                            177,100     Friedman, Billings, Ramsey Group, Inc.
                                                                (Class A)                                    3,504,809       0.4
                                                    173,100     Impac Mortgage Holdings, Inc.                3,898,212       0.5
                                                                                                         ---------------------------
                                                                                                             7,403,021       0.9
             -----------------------------------------------------------------------------------------------------------------------
             Semiconductors & Semiconductor         305,500    +Cree, Inc.                                   7,112,040       0.8
             Equipment                              745,300    +Cypress Semiconductor Corporation           10,575,807       1.2
                                                    109,300    +Fairchild Semiconductor Corporation          1,789,241       0.2
                                                    205,100    +PowerDsine Ltd.                              2,479,659       0.3
                                                    267,200    +Zoran Corporation                            4,903,120       0.6
                                                                                                         ---------------------------
                                                                                                            26,859,867       3.1
             -----------------------------------------------------------------------------------------------------------------------
             Software                               674,900    +Informatica Corporation                      5,149,487       0.6
                                                    366,000    +Siebel Systems, Inc.                         3,908,880       0.5
                                                    282,200    +Take-Two Interactive Software, Inc.          8,646,608       1.0
                                                                                                         ---------------------------
                                                                                                            17,704,975       2.1
             -----------------------------------------------------------------------------------------------------------------------
             Specialty Retail                       182,200    +The Children's Place Retail
                                                                Stores, Inc.                                 4,285,344       0.5
                                                     78,000     Michael's Stores, Inc.                       4,290,000       0.5
                                                    172,400    +The Sports Authority, Inc.                   6,189,160       0.7
                                                                                                         ---------------------------
                                                                                                            14,764,504       1.7
             -----------------------------------------------------------------------------------------------------------------------
             Textiles, Apparel & Luxury Goods       180,500     Polo Ralph Lauren Corporation                6,218,225       0.7
             -----------------------------------------------------------------------------------------------------------------------
             Thrifts & Mortgage Finance             134,400     Astoria Financial Corporation                4,916,352       0.6
                                                    243,100     Clifton Savings Bancorp, Inc.                2,871,011       0.3
                                                    195,500     Rainier Pacific Financial Group Inc.         3,176,875       0.4
                                                                                                         ---------------------------
                                                                                                            10,964,238       1.3
             -----------------------------------------------------------------------------------------------------------------------


         MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2004        13

[LOGO] Merrill Lynch Investment Managers

North
America                                                                                                       Value       Percent of
(concluded)  Industry*                          Shares Held     Common Stocks                          (in U.S. dollars)  Net Assets
====================================================================================================================================
United       Wireless Telecommunication Services    392,300    +American Tower Corporation (Class A)     $   5,962,960       0.7%
States                                              345,200    +Crown Castle International Corp.             5,091,700       0.6
(concluded)                                         198,200    +Western Wireless Corporation (Class A)       5,729,962       0.7
                                                                                                         ---------------------------
                                                                                                            16,784,622       2.0
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in the United
                                                                States                                     362,573,317      42.5
             =======================================================================================================================
                                                                Total Common Stocks in North America       389,830,012      45.7
====================================================================================================================================
Pacific Basin
====================================================================================================================================
Australia    Airlines                             1,801,000     Qantas Airways Limited                       4,416,110       0.5
             -----------------------------------------------------------------------------------------------------------------------
             Beverages                              993,600     Lion Nathan Limited                          4,692,721       0.5
             -----------------------------------------------------------------------------------------------------------------------
             Health Care Equipment & Supplies       885,600     Pacific Dunlop Limited                       4,774,876       0.6
             -----------------------------------------------------------------------------------------------------------------------
             Insurance                            1,649,877     Promina Group Limited                        4,597,217       0.5
             -----------------------------------------------------------------------------------------------------------------------
             Metals & Mining                      3,975,200     Portman Limited                              4,873,659       0.6
             -----------------------------------------------------------------------------------------------------------------------
             Real Estate                          3,594,900     CFS Gandel Retail Trust                      3,480,848       0.4
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Australia            26,835,431       3.1
====================================================================================================================================
Hong Kong    Electric Utilities                   9,511,000    +China Resources Power Holdings
                                                                Company Limited                              5,365,317       0.6
             -----------------------------------------------------------------------------------------------------------------------
             Marine                               4,530,000     China Shipping Development Company
                                                                Limited 'H'                                  2,700,646       0.3
             -----------------------------------------------------------------------------------------------------------------------
             Media                               10,141,500    +Clear Media Limited                          8,061,399       1.0
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Hong Kong            16,127,362       1.9
====================================================================================================================================
India        Specialty Retail                       440,000     Pantaloon Retail India Limited               3,043,872       0.3
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in India                 3,043,872       0.3
====================================================================================================================================
Indonesia    Commercial Banks                    10,623,500     PT Bank Danamon Indonesia Tbk                3,191,852       0.4
             -----------------------------------------------------------------------------------------------------------------------
             Food Products                       39,920,000     PT Indofood Sukses Makmur Tbk                2,971,976       0.3
             -----------------------------------------------------------------------------------------------------------------------
             Media                               36,422,600     PT Surya Citra Media Tbk                     1,801,277       0.2
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Indonesia             7,965,105       0.9
====================================================================================================================================
Japan        Air Freight & Logistics                645,000     SENKO Co., Ltd.                              2,464,968       0.3
             -----------------------------------------------------------------------------------------------------------------------
             Building Products                      119,300     Bunka Shutter Co., Ltd.                        572,911       0.1
             -----------------------------------------------------------------------------------------------------------------------
             Capital Markets                        691,000    +Shinko Securities Co., Ltd.                  2,552,106       0.3
             -----------------------------------------------------------------------------------------------------------------------
             Chemicals                              799,000     Sumitomo Bakelite Company Limited            5,594,428       0.7
             -----------------------------------------------------------------------------------------------------------------------
             Commercial Banks                       439,000     The Bank of Kyoto, Ltd.                      3,089,878       0.4
             -----------------------------------------------------------------------------------------------------------------------
             Commercial Services & Supplies         126,800     Benesse Corporation                          4,160,235       0.5
             -----------------------------------------------------------------------------------------------------------------------
             Construction Materials               1,043,000     Sumitomo Osaka Cement Co., Ltd.              2,867,617       0.3
             -----------------------------------------------------------------------------------------------------------------------
             Consumer Finance                       117,200     Diamond Lease Company Limited                4,844,174       0.6
                                                  1,231,700     Lopro Corporation                            8,409,627       1.0
                                                                                                         ---------------------------
                                                                                                            13,253,801       1.6
             -----------------------------------------------------------------------------------------------------------------------
             Distributors                           145,100     IMPACT 21 Co., Ltd.                          3,550,538       0.4
             -----------------------------------------------------------------------------------------------------------------------
             Electrical Equipment                    88,800     FUTABA CORPORATION                           2,433,323       0.3
             -----------------------------------------------------------------------------------------------------------------------
             Health Care Equipment & Supplies        90,100     HOGY MEDICAL CO., LTD.                       4,533,281       0.5
             -----------------------------------------------------------------------------------------------------------------------
             Health Care Providers & Services       140,300     Kuraya Sanseido Inc.                         2,118,997       0.3
             -----------------------------------------------------------------------------------------------------------------------
             Leisure Equipment & Products           122,000     Heiwa Corporation                            1,934,290       0.2
             -----------------------------------------------------------------------------------------------------------------------
             Machinery                            1,215,000     Kawasaki Heavy Industries Ltd.               1,959,767       0.2
                                                    850,000     NSK Limited                                  4,229,941       0.5
                                                                                                         ---------------------------
                                                                                                             6,189,708       0.7
             -----------------------------------------------------------------------------------------------------------------------
             Marine                                 296,000     Kawasaki Kisen Kaisha, Ltd.                  1,494,717       0.2
             -----------------------------------------------------------------------------------------------------------------------
             Metals & Mining                        443,000     Dowa Mining Co., Ltd.                        2,626,779       0.3


14       MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2004

Pacific
Basin                                                                                                         Value       Percent of
(concluded)  Industry*                          Shares Held     Common Stocks                          (in U.S. dollars)  Net Assets
====================================================================================================================================
Japan        Oil & Gas                            1,574,000     Cosmo Oil Co., Ltd.                      $   4,558,347       0.5%
(concluded)  -----------------------------------------------------------------------------------------------------------------------
             Pharmaceuticals                        289,000     Kissei Pharmaceutical Co., Ltd.              6,502,268       0.8
                                                    431,000     TSUMURA & CO.                                6,090,840       0.7
                                                                                                         ---------------------------
                                                                                                            12,593,108       1.5
             -----------------------------------------------------------------------------------------------------------------------
             Real Estate                            102,000     Sumitomo Realty & Development Co., Ltd.      1,263,841       0.2
                                                     32,000     TOC Co., Ltd.                                  274,499       0.0
                                                    317,000     Tokyo Tatemono Co., Ltd.                     1,804,124       0.2
                                                  1,161,000     Tokyu Land Corporation                       3,724,053       0.4
                                                                                                         ---------------------------
                                                                                                             7,066,517       0.8
             -----------------------------------------------------------------------------------------------------------------------
             Road & Rail                            243,000     Keisei Electric Railway Co., Ltd.              899,711       0.1
                                                     94,000     Seino Transportation Co., Ltd.                 970,884       0.1
                                                                                                         ---------------------------
                                                                                                             1,870,595       0.2
             -----------------------------------------------------------------------------------------------------------------------
             Specialty Retail                        54,400     Fast Retailing Co., Ltd.                     4,402,255       0.5
                                                     96,800     Yamada Denki Co. Ltd.                        3,610,649       0.4
                                                                                                         ---------------------------
                                                                                                             8,012,904       0.9
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Japan                93,539,048      11.0
====================================================================================================================================
New Zealand  Construction Materials               1,468,000     Fletcher Building Limited                    4,241,753       0.5
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in New Zealand           4,241,753       0.5
====================================================================================================================================
Philippines  Commercial Banks                     6,942,600     Bank of the Philippine Islands               5,316,210       0.7
                                                  7,615,700     Metropolitan Bank & Trust Company            3,661,720       0.4
                                                                                                         ---------------------------
                                                                                                             8,977,930       1.1
             -----------------------------------------------------------------------------------------------------------------------
             Electric Utilities                   6,682,000    +Manila Electric Company 'B'                  3,569,762       0.4
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in the Philippines      12,547,692       1.5
====================================================================================================================================
Singapore    Food Products                       11,528,000     People's Food Holdings Limited               7,562,855       0.9
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Singapore             7,562,855       0.9
====================================================================================================================================
South Korea  Auto Components                        387,000     Halla Climate Control Corporation            3,235,327       0.4
             -----------------------------------------------------------------------------------------------------------------------
             Commercial Banks                             1    +Kookmin Bank                                        31       0.0
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in South Korea           3,235,358       0.4
====================================================================================================================================
Taiwan       Containers & Packaging               2,201,000     Taiwan Hon Chuan Enterprise Co., Ltd.        2,420,838       0.3
             -----------------------------------------------------------------------------------------------------------------------
             Leisure Equipment & Products         1,699,000     Giant Manufacturing Co., Ltd.                2,070,719       0.2
                                                  3,134,800     Premier Image Technology Corp.               3,820,654       0.5
                                                                                                         ---------------------------
                                                                                                             5,891,373       0.7
             -----------------------------------------------------------------------------------------------------------------------
             Machinery                            1,744,600     Min Aik Technology Co., Ltd.                 2,722,696       0.3
                                                  1,084,000     Yuangtay Engineering Co., Ltd.                 576,801       0.1
                                                                                                         ---------------------------
                                                                                                             3,299,497       0.4
             -----------------------------------------------------------------------------------------------------------------------
             Semiconductors & Semiconductor         850,000     Waffer Technology Co., Ltd.                  1,718,193       0.2
             Equipment
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Taiwan               13,329,901       1.6
====================================================================================================================================
Thailand     Commercial Banks                    18,012,700     Krung Thai Bank Public Company Limited       4,846,269       0.6
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Thailand              4,846,269       0.6
             =======================================================================================================================
                                                                Total Common Stocks in the
                                                                Pacific Basin                              193,274,646      22.7
             =======================================================================================================================
                                                                Total Investments in Common Stocks
                                                                (Cost--$709,314,533)                       802,804,064      94.2
             =======================================================================================================================


         MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2004        15

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)

North                                                                                                         Value       Percent of
America      Industry*                          Shares Held     Mutual Funds                           (in U.S. dollars)  Net Assets
====================================================================================================================================
United       Diversified Financial Services         217,000     iShares Russell 2000 Index Fund          $  25,579,960       3.0%
States       -----------------------------------------------------------------------------------------------------------------------
                                                                Total Investments in Mutual Funds
                                                                (Cost--$25,535,215)                         25,579,960       3.0
             =======================================================================================================================

Pacific Basin                                                   Warrants (d)
====================================================================================================================================
Hong Kong    Biotechnology                          113,250     Global Bio-Chem Technology Group
                                                                Company Limited                                  7,405       0.0
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Investments in Warrants
                                                                (Cost--$0)                                       7,405       0.0
             =======================================================================================================================

                                        Beneficial Interest     Short-Term Securities
====================================================================================================================================
                                                $98,844,993     Merrill Lynch Liquidity Series, LLC
                                                                Cash Sweep Series I (b)                     98,844,993      11.6
                                                 67,659,949     Merrill Lynch Liquidity Series, LLC
                                                                Money Market Series (b)(c)                  67,659,949       7.9
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Investments in Short-Term
                                                                Securities (Cost--$166,504,942)            166,504,942      19.5
====================================================================================================================================
             Total Investments (Cost--$901,354,690)                                                        994,896,371     116.7

             Liabilities in Excess of Other Assets                                                        (142,418,681)    (16.7)
                                                                                                         ---------------------------
             Net Assets                                                                                  $ 852,477,690     100.0%
                                                                                                         ===========================

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
+     Non-income producing security.
(a)   American Depositary Receipts (ADR).
(b) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                                                       Interest/
                                                          Net          Dividend
      Affiliate                                         Activity        Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                            $90,662,835      $298,940

      Merrill Lynch Liquidity Series, LLC
       Money Market Series                            $49,543,519      $135,989

      Merrill Lynch Premier Institutional Fund        (12,077,615)     $ 47,120
      --------------------------------------------------------------------------

(c)   Security was purchased with the cash proceeds from securities loans.
(d) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

      See Notes to Financial Statements.


16       MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2004

Statement of Assets and Liabilities

As of June 30, 2004
=============================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (including
                        securities loaned of $65,443,483) (identified cost--$734,849,748)                       $ 828,391,429
                       Investments in affiliated securities, at value (identified
                        cost--$166,504,942) ..............................................                        166,504,942
                       Cash ..............................................................                            759,298
                       Foreign cash (cost--$1,779,055) ...................................                          1,777,758
                       Receivables:
                          Securities sold ................................................    $  19,678,116
                          Capital shares sold ............................................        5,940,415
                          Dividends ......................................................        1,526,720
                          Interest from affiliates .......................................           50,307
                          Securities lending--net ........................................           22,299        27,217,857
                                                                                              -------------
                       Prepaid expenses ..................................................                             23,693
                                                                                                                -------------
                       Total assets ......................................................                      1,024,674,977
                                                                                                                -------------
=============================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                       Collateral on securities loaned, at value .........................                         67,659,949
                       Payables:
                          Securities purchased ...........................................      100,223,295
                          Capital shares redeemed ........................................        3,417,405
                          Distributor ....................................................          356,375
                          Other affiliates ...............................................          251,795
                          Investment adviser .............................................           97,916       104,346,786
                                                                                              -------------
                       Accrued expenses ..................................................                            190,552
                                                                                                                -------------
                       Total liabilities .................................................                        172,197,287
                                                                                                                -------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Net assets ........................................................                      $ 852,477,690
                                                                                                                =============
=============================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------
                       Class A Common Stock, $.10 par value, 100,000,000 shares authorized                      $     779,074
                       Class B Common Stock, $.10 par value, 100,000,000 shares authorized                            743,232
                       Class C Common Stock, $.10 par value, 100,000,000 shares authorized                          1,104,756
                       Class I Common Stock, $.10 par value, 100,000,000 shares authorized                          1,538,590
                       Class R Common Stock, $.10 par value, 100,000,000 shares authorized                             20,732
                       Paid-in capital in excess of par ..................................                        768,537,739
                       Accumulated distributions in excess of investment income--net .....    $  (1,156,257)
                       Accumulated realized capital losses on investments and foreign
                        currency transactions--net .......................................      (12,559,096)
                       Unrealized appreciation on investments and foreign currency
                        transactions--net ................................................       93,468,920
                                                                                              -------------
                       Total accumulated earnings--net ...................................                         79,753,567
                                                                                                                -------------
                       Net Assets ........................................................                      $ 852,477,690
                                                                                                                =============
=============================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $160,373,368 and 7,790,743 shares
                        outstanding ......................................................                      $       20.59
                                                                                                                =============
                       Class B--Based on net assets of $149,575,152 and 7,432,318 shares
                        outstanding ......................................................                      $       20.12
                                                                                                                =============
                       Class C--Based on net assets of $218,840,941 and 11,047,564 shares
                        outstanding ......................................................                      $       19.81
                                                                                                                =============
                       Class I--Based on net assets of $319,509,455 and 15,385,897 shares
                        outstanding ......................................................                      $       20.77
                                                                                                                =============
                       Class R--Based on net assets of $4,178,774 and 207,317 shares
                        outstanding ......................................................                      $       20.16
                                                                                                                =============

      See Notes to Financial Statements.


         MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2004        17

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Year Ended June 30, 2004
=============================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                       Dividends (net of $1,016,924 foreign withholding tax) .............                      $  12,130,813
                       Interest (including $298,940 from affiliates) .....................                            324,703
                       Securities lending--net ...........................................                            183,109
                                                                                                                -------------
                       Total income ......................................................                         12,638,625
                                                                                                                -------------
=============================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ..........................................    $   5,474,155
                       Account maintenance and distribution fees--Class C ................        1,559,684
                       Account maintenance and distribution fees--Class B ................        1,363,421
                       Transfer agent fees--Class I ......................................          391,225
                       Custodian fees ....................................................          361,228
                       Account maintenance fees--Class A .................................          341,018
                       Transfer agent fees--Class C ......................................          338,407
                       Transfer agent fees--Class B ......................................          294,613
                       Accounting services ...............................................          260,700
                       Transfer agent fees--Class A ......................................          255,720
                       Registration fees .................................................          162,146
                       Printing and shareholder reports ..................................          120,055
                       Professional fees .................................................           72,268
                       Directors' fees and expenses ......................................           47,368
                       Pricing fees ......................................................           15,945
                       Account maintenance and distribution fees--Class R ................            7,140
                       Transfer agent fees--Class R ......................................            2,438
                       Other .............................................................           33,114
                                                                                              -------------
                       Total expenses ....................................................                         11,100,645
                                                                                                                -------------
                       Investment income--net ............................................                          1,537,980
                                                                                                                -------------
=============================================================================================================================
Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net
-----------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) from:
                          Investment--net (net of $144,660 foreign capital gain tax) .....       61,883,007
                          Foreign currency transactions--net .............................         (244,505)       61,638,502
                                                                                              -------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net ...............................................       42,446,671
                          Foreign currency transactions--net .............................       (1,251,239)       41,195,432
                                                                                              -------------------------------
                       Total realized and unrealized gain on investments and foreign
                        currency transactions--net .......................................                        102,833,934
                                                                                                                -------------
                       Net Increase in Net Assets Resulting from Operations ..............                      $ 104,371,914
                                                                                                                =============

      See Notes to Financial Statements.


18       MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2004

Statements of Changes in Net Assets

                                                                                                     For the Year Ended
                                                                                                          June 30,
                                                                                              -------------------------------
Increase (Decrease) in Net Assets:                                                                 2004              2003
=============================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income (loss)--net .....................................    $   1,537,980     $    (966,514)
                       Realized gain (loss) on investments and foreign currency
                        transactions--net ................................................       61,638,502       (47,530,941)
                       Change in unrealized appreciation/depreciation on investments and
                        foreign currency transactions--net ...............................       41,195,432        56,034,311
                                                                                              -------------------------------
                       Net increase in net assets resulting from operations ..............      104,371,914         7,536,856
                                                                                              -------------------------------
=============================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A ........................................................       (1,216,426)               --
                          Class B ........................................................         (127,181)               --
                          Class C ........................................................         (314,704)               --
                          Class I ........................................................       (1,918,462)               --
                          Class R ........................................................           (2,956)               --
                                                                                              -------------------------------
                       Net decrease in net assets resulting from dividends to shareholders       (3,579,729)               --
                                                                                              -------------------------------
=============================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------
                       Net increase in net assets derived from capital share transactions       351,800,230        29,358,983
                                                                                              -------------------------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ......................................      452,592,415        36,895,839
                       Beginning of year .................................................      399,885,275       362,989,436
                                                                                              -------------------------------
                       End of year* ......................................................    $ 852,477,690     $ 399,885,275
                                                                                              ===============================
                          * Undistributed (accumulated distributions in excess of)
                             investment income--net ......................................    $  (1,156,257)    $      67,902
                                                                                              ===============================

      See Notes to Financial Statements.


         MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2004        19

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

                                                                                             Class A
                                                              --------------------------------------------------------------------
The following per share data and ratios have been derived                              For the Year Ended
from information provided in the financial statements.                                      June 30,
                                                              --------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                         2004            2003+         2002+          2001+          2000+
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year .   $  16.70        $  16.44      $  18.23       $  19.76       $  10.44
                                                              --------------------------------------------------------------------
                       Investment income (loss)--net** ....        .10             .01           .02            .03           (.05)
                       Realized and unrealized gain (loss)
                        on investments and foreign
                        currency transactions--net ........       3.98             .25         (1.45)          (.77)          9.37
                                                              --------------------------------------------------------------------
                       Total from investment operations ...       4.08             .26         (1.43)          (.74)          9.32
                                                              --------------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ..........       (.19)             --          (.34)            --             --
                          Realized gain on investments--net         --              --          (.02)          (.64)            --
                          In excess of realized gain on
                           investments--net ...............         --              --            --           (.15)            --
                                                              --------------------------------------------------------------------
                       Total dividends and distributions ..       (.19)             --          (.36)          (.79)            --
                                                              --------------------------------------------------------------------
                       Net asset value, end of year .......   $  20.59        $  16.70      $  16.44       $  18.23       $  19.76
                                                              ====================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .      24.60%           1.58%        (7.98%)        (3.83%)        89.27%
                                                              ====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses ...........................       1.45%           1.58%         1.51%          1.54%          1.64%
                                                              ====================================================================
                       Investment income (loss)--net ......        .48%            .06%          .12%           .16%          (.32%)
                                                              ====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year
                        (in thousands) ....................   $160,373        $ 97,517      $ 69,345       $ 55,633       $ 26,906
                                                              ====================================================================
                       Portfolio turnover .................     181.20%         156.26%       138.22%        179.58%        215.09%
                                                              ====================================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.
+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

      See Notes to Financial Statements.


20       MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2004

                                                                                            Class B
                                                              --------------------------------------------------------------------
The following per share data and ratios have been derived                              For the Year Ended
from information provided in the financial statements.                                      June 30,
                                                              --------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                         2004            2003          2002           2001           2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year .   $  16.30        $  16.17      $  17.93       $  19.51       $  10.39
                                                              --------------------------------------------------------------------
                       Investment loss--net** .............       (.06)           (.11)         (.12)          (.12)          (.19)
                       Realized and unrealized gain (loss)
                        on investments and foreign
                        currency transactions--net ........       3.90             .24         (1.42)          (.75)          9.31
                                                              --------------------------------------------------------------------
                       Total from investment operations ...       3.84             .13         (1.54)          (.87)          9.12
                                                              --------------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ..........       (.02)             --          (.20)            --             --
                          Realized gain on investments--net         --              --          (.02)          (.58)            --
                          In excess of realized gain on
                           investments--net ...............         --              --            --           (.13)            --
                                                              --------------------------------------------------------------------
                       Total dividends and distributions ..       (.02)             --          (.22)          (.71)            --
                                                              --------------------------------------------------------------------
                       Net asset value, end of year .......   $  20.12        $  16.30      $  16.17       $  17.93       $  19.51
                                                              ====================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .      23.55%            .80%        (8.70%)        (4.57%)        87.78%
                                                              ====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses ...........................       2.23%           2.36%         2.29%          2.30%          2.43%
                                                              ====================================================================
                       Investment loss--net ...............       (.33%)          (.79%)        (.71%)         (.64%)        (1.16%)
                                                              ====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year
                        (in thousands) ....................   $149,575        $102,822      $125,895       $127,867       $ 97,975
                                                              ====================================================================
                       Portfolio turnover .................     181.20%         156.26%       138.22%        179.58%        215.09%
                                                              ====================================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.

      See Notes to Financial Statements.


         MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2004        21

[LOGO] Merrill Lynch Investment Managers

                                                                                             Class C
                                                              --------------------------------------------------------------------
The following per share data and ratios have been derived                               For the Year Ended
from information provided in the financial statements.                                       June 30,
                                                              --------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                          2004            2003          2002           2001           2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year .   $  16.07        $  15.94      $  17.72       $  19.34       $  10.30
                                                              --------------------------------------------------------------------
                       Investment loss--net** .............       (.05)           (.11)         (.09)          (.11)          (.15)
                       Realized and unrealized gain (loss)
                        on investments and foreign
                        currency transactions--net ........       3.83             .24         (1.43)          (.75)          9.19
                                                              --------------------------------------------------------------------
                       Total from investment operations ...       3.78             .13         (1.52)          (.86)          9.04
                                                              --------------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ..........       (.04)             --          (.24)            --             --
                          Realized gain on investments--net         --              --          (.02)          (.62)            --
                          In excess of realized gain on
                           investments--net ...............         --              --            --           (.14)            --
                                                              --------------------------------------------------------------------
                       Total dividends and distributions ..       (.04)             --          (.26)          (.76)            --
                                                              --------------------------------------------------------------------
                       Net asset value, end of year .......   $  19.81        $  16.07      $  15.94       $  17.72       $  19.34
                                                              ====================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .      23.57%            .82%        (8.71%)        (4.57%)        87.77%
                                                              ====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses ...........................       2.23%           2.37%         2.30%          2.32%          2.35%
                                                              ====================================================================
                       Investment loss--net ...............       (.27%)          (.75%)        (.57%)         (.61%)         (.89%)
                                                              ====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year
                        (in thousands) ....................   $218,841        $ 88,698      $ 73,731       $ 41,920       $ 19,511
                                                              ====================================================================
                       Portfolio turnover .................     181.20%         156.26%       138.22%        179.58%        215.09%
                                                              ====================================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.

      See Notes to Financial Statements.


22       MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2004

                                                                                             Class I
                                                              --------------------------------------------------------------------
The following per share data and ratios have been derived                               For the Year Ended
from information provided in the financial statements.                                       June 30,
                                                              --------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                          2004            2003+         2002+          2001+          2000+
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year .   $  16.85        $  16.55      $  18.33       $  19.84       $  10.46
                                                              --------------------------------------------------------------------
                       Investment income--net** ...........        .16             .04           .07            .08            .02
                       Realized and unrealized gain (loss)
                        on investments and foreign
                        currency transactions--net ........       4.01             .26         (1.46)          (.77)          9.36
                                                              --------------------------------------------------------------------
                       Total from investment operations ...       4.17             .30         (1.39)          (.69)          9.38
                                                              --------------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ..........       (.25)             --          (.37)            --             --
                          Realized gain on investments--net         --              --          (.02)          (.66)            --
                          In excess of realized gain on
                           investments--net ...............         --              --            --           (.16)            --
                                                              --------------------------------------------------------------------
                       Total dividends and distributions ..       (.25)             --          (.39)          (.82)            --
                                                              --------------------------------------------------------------------
                       Net asset value, end of year .......   $  20.77        $  16.85      $  16.55       $  18.33       $  19.84
                                                              ====================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .      24.92%           1.81%        (7.73%)        (3.60%)        89.67%
                                                              ====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses ...........................       1.19%           1.32%         1.26%          1.28%          1.32%
                                                              ====================================================================
                       Investment income--net .............        .81%            .28%          .40%           .42%           .12%
                                                              ====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year
                        (in thousands) ....................   $319,509        $110,848      $ 94,018       $ 71,194       $ 38,039
                                                              ====================================================================
                       Portfolio turnover .................     181.20%         156.26%       138.22%        179.58%        215.09%
                                                              ====================================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.
+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

      See Notes to Financial Statements.


         MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2004        23

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (concluded)

                                                                                            Class R
                                                                                   -----------------------------
The following per share data and ratios have been derived                           For the     For the Period
from information provided in the financial statements.                             Year Ended  February 4, 2003+
                                                                                    June 30,      to June 30,
Increase (Decrease) in Net Asset Value:                                               2004           2003
================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ..................     $   16.42       $   13.47
                                                                                   -----------------------------
                       Investment income--net*** .............................           .16             .10
                       Realized and unrealized gain on investments and foreign
                        currency transactions--net ...........................          3.82            2.85
                                                                                   -----------------------------
                       Total from investment operations ......................          3.98            2.95
                                                                                   -----------------------------
                       Less dividends from investment income--net ............          (.24)             --
                                                                                   -----------------------------
                       Net asset value, end of period ........................     $   20.16       $   16.42
                                                                                   =============================
================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ....................         24.42%          21.90%@
                                                                                   =============================
================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------
                       Expenses ..............................................          1.63%           1.83%*
                                                                                   =============================
                       Investment income--net ................................           .83%            .46%*
                                                                                   =============================
================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) ..............     $   4,179              --++
                                                                                   =============================
                       Portfolio turnover ....................................        181.20%         156.26%
                                                                                   =============================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
***   Based on average shares outstanding.
+     Commencement of operations.
++    Amount is less than $1,000.
@     Aggregate total investment return.

      See Notes to Financial Statements.


24       MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2004

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Global SmallCap Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.


         MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2004        25

[LOGO] Merrill Lynch Investment Managers

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Options -- The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest is recognized on the accrual basis.


26       MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2004

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Short sales -- When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.

(i) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $817,590 has been reclassified between accumulated net realized capital losses and accumulated distributions in excess of net investment income as a result of permanent differences attributable to gains from the sale of stock of passive foreign investment companies, foreign currency transaction gains/losses, and foreign taxes paid. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of ..85%, on an annual basis, of the average daily net assets of the Fund. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLIM pays MLAM U.K. a fee in an amount to be determined from time to time by MLIM and MLAM U.K. but in no event in excess of the amount that MLIM actually receives.


         MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2004        27

[LOGO] Merrill Lynch Investment Managers

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                     Account        Distribution
                                                  Maintenance Fee       Fee
--------------------------------------------------------------------------------
Class A ........................................       .25%             --
Class B ........................................       .25%            .75%
Class C ........................................       .25%            .75%
Class R ........................................       .25%            .25%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended June 30, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                        FAMD             MLPF&S
--------------------------------------------------------------------------------
Class A ............................                  $ 41,305          $555,659
Class I ............................                  $    316          $  4,181
--------------------------------------------------------------------------------

For the year ended June 30, 2004, MLPF&S received contingent deferred sales charges of $193,658 and $28,033 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $3,526 relating to transactions subject to front-end sales charge waivers in Class A Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of June 30, 2004, the Fund lent securities with a value of $3,131,868 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended June 30, 2004, MLIM, LLC received $77,969 in securities lending agent fees.

In addition, MLPF&S received $488,097 in commissions on the execution of portfolio security transactions for the Fund for the year ended June 30, 2004.

For the year ended June 30, 2004, the Fund reimbursed MLIM $14,108 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FAMD, FDS and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2004 were $1,441,913,880 and $1,110,550,163, respectively.

Net realized gains/losses for the year ended June 30, 2004 and net unrealized appreciation/depreciation as of June 30, 2004 were as follows:

--------------------------------------------------------------------------------
                                                                     Unrealized
                                                  Realized         Appreciation/
                                                Gains/Losses        Depreciation
--------------------------------------------------------------------------------
Investments:
   Long-term investments .................      $ 64,329,436       $ 93,541,681
   Short-term investments ................             1,853                 --
   Short sales ...........................        (2,303,622)                --
   Foreign capital gain tax ..............          (144,660)                --
                                                -------------------------------
Total investments ........................        61,883,007         93,541,681
                                                -------------------------------

Currency transactions:
   Forward foreign exchange
     contracts ...........................         2,234,862                 --
   Foreign currency transactions .........        (2,479,367)           (72,761)
                                                -------------------------------
Total currency transactions ..............          (244,505)           (72,761)
                                                -------------------------------
Total ....................................      $ 61,638,502       $ 93,468,920
                                                ===============================


28       MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2004

As of June 30, 2004, net unrealized appreciation for federal income tax purposes aggregated $88,712,681, of which $112,382,134 related to appreciated securities and $23,669,453 related to depreciated securities. The aggregate cost of investments at June 30, 2004 for federal income tax purposes was $906,183,690.

4. Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $351,800,230 and $29,358,983 for the years ended June 30, 2004 and June 30,
2003, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended June 30, 2004                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................         3,447,351       $ 69,309,322
Automatic conversion of shares ...........           460,197          9,131,982
Shares issued to shareholders in
  reinvestment of dividends ..............            55,282          1,023,578
                                                -------------------------------
Total issued .............................         3,962,830         79,464,882
Shares redeemed ..........................        (2,011,482)       (40,210,764)
                                                -------------------------------
Net increase .............................         1,951,348       $ 39,254,118
                                                ===============================

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended June 30, 2003                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................         1,759,874       $ 25,502,548
Automatic conversion of shares ...........         1,430,773         20,404,452
                                                -------------------------------
Total issued .............................         3,190,647         45,907,000
Shares redeemed ..........................        (1,569,502)       (22,430,923)
                                                -------------------------------
Net increase .............................         1,621,145       $ 23,476,077
                                                ===============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended June 30, 2004                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................         2,934,014       $ 56,799,922
Shares issued to shareholders in
  reinvestment of dividends ..............             5,802            113,713
                                                -------------------------------
Total issued .............................         2,939,816         56,913,635
Automatic conversion of shares ...........          (470,162)        (9,131,982)
Shares redeemed ..........................        (1,346,740)       (26,425,128)
                                                -------------------------------
Net increase .............................         1,122,914       $ 21,356,525
                                                ===============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended June 30, 2003                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................         1,825,928       $ 26,022,940
Automatic conversion of shares ...........        (1,457,961)       (20,404,452)
Shares redeemed ..........................        (1,844,073)       (26,032,581)
                                                -------------------------------
Net decrease .............................        (1,476,106)      $(20,414,093)
                                                ===============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended June 30, 2004                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................         6,710,643       $129,268,584
Shares issued to shareholders in
  reinvestment of dividends ..............            15,519            287,140
                                                -------------------------------
Total issued .............................         6,726,162        129,555,724
Shares redeemed ..........................        (1,199,757)       (23,046,568)
                                                -------------------------------
Net increase .............................         5,526,405       $106,509,156
                                                ===============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended June 30, 2003                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................         2,110,094       $ 29,700,319
Shares redeemed ..........................        (1,213,831)       (16,746,829)
                                                -------------------------------
Net increase .............................           896,263       $ 12,953,490
                                                ===============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended June 30, 2004                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................        11,493,912       $235,106,778
Shares issued to shareholders in
  reinvestment of dividends ..............            94,632          1,767,581
                                                -------------------------------
Total issued .............................        11,588,544        236,874,359
Shares redeemed ..........................        (2,780,293)       (56,459,021)
                                                -------------------------------
Net increase .............................         8,808,251       $180,415,338
                                                ===============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended June 30, 2003                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................         3,103,800       $ 45,503,838
Shares redeemed ..........................        (2,207,631)       (32,160,429)
                                                -------------------------------
Net increase .............................           896,169       $ 13,343,409
                                                ===============================


         MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2004        29

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

--------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended June 30, 2004                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           221,944       $  4,557,861
Shares issued to shareholders in
  reinvestment of dividends ..............               154              2,956
                                                -------------------------------
Total issued .............................           222,098          4,560,817
Shares redeemed ..........................           (14,788)          (295,724)
                                                -------------------------------
Net increase .............................           207,310       $  4,265,093
                                                ===============================

--------------------------------------------------------------------------------
Class R Shares for the
Period February 4, 2003+                                              Dollar
to June 30, 2003                                    Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................                 7       $        100
                                                -------------------------------
Net increase .............................                 7       $        100
                                                ===============================

+     Commencement of operations.

Effective June 30, 2004, the Fund began charging a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended June 30, 2004.

6. Commitments:

At June 30, 2004, the Fund had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $6,322,000 and $12,672,000, respectively.

7. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended June 30, 2004 and June 30, 2003 was as follows:

--------------------------------------------------------------------------------
                                                         6/30/2004     6/30/2003
--------------------------------------------------------------------------------
Distributions paid from:
   Ordinary income ...........................           $3,579,729           --
                                                         -----------------------
Total taxable distributions ..................           $3,579,729           --
                                                         =======================

As of June 30, 2004, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income--net ......................        $  1,808,042
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed earnings--net .......................           1,808,042
Capital loss carryforward ...............................         (10,736,801)*
Unrealized gains--net ...................................          88,682,326**
                                                                 ------------
Total accumulated earnings--net .........................        $ 79,753,567
                                                                 ============

* On June 30, 2004, the Fund had a net capital loss carryforward of $10,736,801, all of which expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on foreign currency contracts and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.


30       MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2004

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Merrill Lynch Global SmallCap Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global SmallCap Fund, Inc. as of June 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Global SmallCap Fund, Inc. as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
August 11, 2004

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distributions paid by Merrill Lynch Global SmallCap Fund, Inc. during the fiscal year ended June 30, 2004:

================================================================================
Record Date/                               August 13, 2003/   December 16, 2003/
Payable Date                               August 19, 2003    December 22, 2003
================================================================================
Qualified Dividend
Income for Individuals                          100.00%*           100.00%
--------------------------------------------------------------------------------
Dividends Qualifying for the
Dividends Received Deduction
for Corporations                                 69.16%             85.80%
--------------------------------------------------------------------------------
Foreign Source Income                            40.83%*               --
--------------------------------------------------------------------------------
Foreign Taxes Paid Per Share                  $.014948                 --
--------------------------------------------------------------------------------
* Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.


         MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2004        31

[LOGO] Merrill Lynch Investment Managers

Portfolio Information

As of June 30, 2004 (unaudited)

                                                    Country of        Percent of
Ten Largest Equity Holdings                           Origin          Net Assets
================================================================================
Terex Corporation .............................    United States         1.4%
Cypress Semiconductor
  Corporation .................................    United States         1.2
Cummins Inc. ..................................    United States         1.2
Flowserve Corporation .........................    United States         1.1
Compania Anonima Nacional
  Telefonos de Venezuela
  (CANTV) (ADR) ...............................    Venezuela             1.1
Marzotto SpA ..................................    Italy                 1.0
Take-Two Interactive
  Software, Inc. ..............................    United States         1.0
Lopro Corporation .............................    Japan                 1.0
Red Robin Gourmet Burgers .....................    United States         1.0
Newfield Exploration Company ..................    United States         1.0
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries*                                              Net Assets
================================================================================
Insurance .........................................................      5.3%
Health Care Equipment & Supplies ..................................      5.1
Machinery .........................................................      4.8
Oil & Gas .........................................................      4.4
Specialty Retail ..................................................      4.0
--------------------------------------------------------------------------------
* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.


32       MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2004

Officers and Directors (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held         Time                                                           Overseen by     Held by
Name        Address & Age  with Fund    Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President of the Merrill Lynch Investment Managers,   125 Funds       None
Glenn*      Princeton, NJ  and          present  L.P. ("MLIM")/Fund Asset Management, L.P.             160 Portfolios
            08543-9011     Director     and      ("FAM")--Advised Funds since 1999; Chairman
            Age: 63                     1994 to  (Americas Region) of MLIM from 2000 to 2002;
                                        present  Executive Vice President of MLIM and FAM (which
                                                 terms as used herein include their corporate
                                                 predecessors) from 1983 to 2002; President of
                                                 FAM Distributors, Inc. ("FAMD") from 1986 to 2002
                                                 and Director thereof from 1991 to 2002; Executive
                                                 Vice President and Director of Princeton Services,
                                                 Inc. ("Princeton Services") from 1993 to 2002;
                                                 President of Princeton Administrators, L.P. from
                                                 1989 to 2002; Director of Financial Data Services,
                                                 Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton Services and Princeton
              Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.
            ------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095  Director     2000 to  Professor Emeritus of Finance, School of Business,    49 Funds        None
Forbes      Princeton, NJ               present  State University of New York at Albany since 2000     49 Portfolios
            08543-9095                           and Professor thereof from 1989 to 2000;
            Age: 63                              International Consultant, Urban Institute,
                                                 Washington, D.C. from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095  Director     2000 to  Professor, Harvard Business School since 1989;        49 Funds        Newell
Montgomery  Princeton, NJ               present  Associate Professor, J.L. Kellogg Graduate School     49 Portfolios   Rubbermaid,
            08543-9095                           of Management, Northwestern University from                           Inc.
            Age: 51                              1985 to 1989; Associate Professor, Graduate
                                                 School of Business Administration, University
                                                 of Michigan from 1979 to 1985.
------------------------------------------------------------------------------------------------------------------------------------
Kevin A.    P.O. Box 9095  Director     2000 to  Founder and currently Director Emeritus of the        49 Funds        None
Ryan        Princeton, NJ               present  Boston University Center for the Advancement of       49 Portfolios
            08543-9095                           Ethics and Character and Director thereof from
            Age: 71                              1989 to 1999; Professor from 1982 to 1999 and
                                                 currently Professor Emeritus of Education of Boston
                                                 University; formerly taught on the faculties of The
                                                 University Chicago, Stanford University and Ohio
                                                 State University.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095  Director     2000 to  President, Middle East Institute from 1995 to 2001;   49 Funds        None
Suddarth    Princeton, NJ               present  Foreign Service Officer, United States Foreign        49 Portfolios
            08543-9095                           Service from 1961 to 1995; Career Minister from 1989
            Age: 68                              to 1995; Deputy Inspector General, U.S. Department
                                                 of State, from 1991 to 1994; U.S. Ambassador to
                                                 the Hashemite Kingdom of Jordan from 1987 to 1990.
------------------------------------------------------------------------------------------------------------------------------------


         MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2004        33

[LOGO] Merrill Lynch Investment Managers

Officers and Directors (unaudited) (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095  Director     1994 to  Professor of Finance since 1984, Dean from            49 Funds        Bowne &
West        Princeton, NJ               present  1984 to 1993 and currently Dean Emeritus of           49 Portfolios   Co., Inc.;
            08543-9095                           New York University Leonard N. Stern School of                        Vornado
            Age: 66                              Business Administration.                                              Realty Trust;
                                                                                                                       Vornado
                                                                                                                       Operating
                                                                                                                       Company;
                                                                                                                       Alexander's,
                                                                                                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
Edward D.   P.O. Box 9095  Director     1994 to  Self-employed financial consultant since 1994;        49 Funds        None
Zinbarg     Princeton, NJ               present  Executive Vice President of The Prudential            49 Portfolios
            08543-9095                           Insurance Company of America from 1988 to
            Age: 69                              1994; Former Director of Prudential Reinsurance
                                                 Company and former Trustee of The Prudential
                                                 Foundation.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999; Vice
            08543-9011     and          and      President of FAMD since 1999; Director of MLIM Taxation since 1990.
            Age: 44        Treasurer    1999 to
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  Senior       1999 to  President of MLIM and member of the Executive Management Committee of ML & Co.,
Doll, Jr.   Princeton, NJ  Vice         present  Inc. since 2001; Global Chief Investment Officer and Senior Portfolio Manager of
            08543-9011     President             MLIM since 1999; Chief Investment Officer of Equities at Oppenheimer Funds, Inc.
            Age: 49                              from 1990 to 1999 and Chief Investment Officer thereof from 1998 to 1999; Executive
                                                 Vice President of Oppenheimer Funds, Inc. from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth L.  P.O. Box 9011  Vice         1998 to  Managing Director of MLIM since 2000; Director (Equities) of MLIM from 1998 to
Chiang      Princeton, NJ  President    present  2000; Vice President of MLIM from 1994 to 1998.
            08543-9011
            Age: 42
------------------------------------------------------------------------------------------------------------------------------------
Phillip S.  P.O. Box 9011  Secretary    2004 to  First Vice President of MLIM since 2001; Director (Legal Advisory) of MLIM from
Gillespie   Princeton, NJ               present  2000 to 2001; Vice President of MLIM from 1999 to 2000 and Attorney associated with
            08543-9011                           MLIM since 1998.
            Age: 40
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


34       MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2004

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


         MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2004        35

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Global SmallCap Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #18177 -- 6/04

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

      (a) Audit Fees -                Fiscal Year Ending June 30, 2004 - $38,200
                                      Fiscal Year Ending June 30, 2003 - $32,900

      (b) Audit-Related Fees -        Fiscal Year Ending June 30, 2004 - $0
                                      Fiscal Year Ending June 30, 2003 - $0

      (c) Tax Fees -                  Fiscal Year Ending June 30, 2004 - $11,875
                                      Fiscal Year Ending June 30, 2003 - $6,910

      The nature of the services include tax compliance, tax advice and tax planning.

      (d) All Other Fees -            Fiscal Year Ending June 30, 2004 - $0
                                      Fiscal Year Ending June 30, 2003 - $0

      (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

      (e)(2) 0%

      (f) Not Applicable

      (g) Fiscal Year Ending June 30, 2004 - $16,114,216
          Fiscal Year Ending June 30, 2003 - $17,689,695

      (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
      (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      Regulation S-X Rule 2-01(c)(7)(ii) - $541,640, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      Merrill Lynch Global SmallCap Fund, Inc.

      By: /s/ Terry K. Glenn
          --------------------------
          Terry K. Glenn,
          President of
          Merrill Lynch Global SmallCap Fund, Inc.

      Date: August 13, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      By: /s/ Terry K. Glenn
          --------------------------
          Terry K. Glenn,
          President of
          Merrill Lynch Global SmallCap Fund, Inc.

      Date: August 13, 2004


      By: /s/ Donald C. Burke
          --------------------------
          Donald C. Burke,
          Chief Financial Officer of
          Merrill Lynch Global SmallCap Fund, Inc.

      Date: August 13, 2004